Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement (this “Agreement”), dated as of December 29, 2011 (the “Increase Effective Date”), is by and among First Potomac Realty Investment Limited Partnership and its Subsidiaries party hereto (collectively, the “Borrowers”), the lender parties signatory hereto (each an “Accordion Lender” and collectively the “Accordion Lenders”) and KeyBank National Association, as Administrative Agent (the “Administrative Agent”), for the Lenders (as hereinafter defined). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Term Loan Agreement, dated as of July 18, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), is by and among the Borrowers, the Administrative Agent and the financial institutions which are or become a party thereto as lenders (each a “Lender” and, collectively, the “Lenders”);

WHEREAS, Section 2.8 of the Credit Agreement provides that the Borrowers may request, upon notice to the Administrative Agent and satisfaction of the Accordion Advance Conditions, that the Total Commitment be increased from $175,000,000 to an amount up to $250,000,000;

WHEREAS, the Borrowers have requested that the Total Commitment be increased by $50,000,000 (the “Increase”), so that after giving effect to the Increase, the Total Commitment will equal $225,000,000, with such Increase being allocated $25,000,000 to the Tranche B Facility and $25,000,000 to the Tranche C Facility;

WHEREAS, each Accordion Lender has agreed to fund that portion of the Increase in the applicable Tranche in the amounts set forth beside such Accordion Lender’s name on Annex 1 attached hereto.

WHEREAS, the Commitments and Applicable Percentages of the Lenders, after giving effect to the Increase, will be adjusted and as reflected on an updated Schedule 2 attached hereto as Annex 2; and

WHEREAS, the Administrative Agent is willing to give effect to the Increase provided that the Borrowers, the Administrative Agent and the Accordion Lenders enter into this Agreement;

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Funding of Commitment Increase. Pursuant to Section 2.8 of the Credit Agreement, each Accordion Lender hereby agrees to fund, and make one or more loans in immediately available funds to the Borrowers on the Increase Effective Date in each case in an aggregate principal amount equal to, that portion of the Increase in the applicable Tranche in the amount set forth beside such Accordion Lender’s name on Annex 1 attached hereto, with each Lender (including each Accordion Lender) having the resulting Commitment and Applicable Percentage set forth on Annex 2 attached hereto. Each Accordion Lender will enter into an instrument of accession in substantially the form attached to the Credit Agreement as Exhibit G in connection with the Increase (each an “Instrument of Accession”).

2. Amendment of Schedule 2 Schedule 2 to the Credit Agreement is hereby amended to reflect the Lenders’ adjusted Applicable Percentages and the increase in the Total Commitment, as set forth on Annex 2 attached hereto.

3. Affirmation and Acknowledgment. The Borrowers hereby ratify and confirm all of their Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrowers hereby affirm their absolute and unconditional promise to pay to the Lenders all Obligations under (and as defined in) the Credit Agreement.

4. Representations and Warranties. Each of the Borrowers hereby jointly and severally represents and warrants to the Lenders as follows:

(a) The execution, delivery and performance of this Agreement by each Borrower (i) are within the authority of such Borrower, (ii) have been duly authorized by all necessary proceedings on the part of such Borrower and any general partner thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the Organizational Documents of such Borrower or any general partner thereof, and (v) do not contravene any provisions of, or constitute Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Borrower or any of such Borrower’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not result in a Material Adverse Effect or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Borrower).

(b) This Agreement (including the Increase) and the Credit Agreement and other Loan Documents constitute legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Other than (i) approvals or consents which have been obtained (copies of which have been furnished to the Administrative Agent) and (ii) filings which will be made with the SEC when and as required by law or deemed appropriate by the Trust, the execution, delivery and performance by the Borrowers of this Agreement (including the Increase), and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority.

2

(d) The representations and warranties made by or on behalf of the Borrowers, the Trust or any of their respective Subsidiaries in Section 7 of the Credit Agreement or in any other Loan Document are true and correct as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. For purposes of this clause (d), the representations and warranties contained in Section 7.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 8.4 of the Credit Agreement.

(e) Both before and immediately after giving effect to this Agreement (including the Increase) and the transactions contemplated hereby, no Default or Event of Default under (and as defined in) the Credit Agreement has occurred and is continuing.

5. Conditions Precedent. This Agreement shall be deemed to be effective as of the Increase Effective Date, subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent:

(a) this Agreement executed and delivered by each Borrower, the Administrative Agent, and the Accordion Lenders;

(b) one or more Notes substantially in the form of Exhibit A to the Credit Agreement issued in favor of each of the Accordian Lenders reflecting their respective Commitments and applicable Tranche and interest rate (the “New Notes”);

(c) a certificate dated as of the date hereof signed by a duly authorized officer of the Trust on behalf of itself, the Borrowers and the Subsidiary Guarantors (i) certifying and attaching the resolutions adopted by its board of directors or trustees authorizing the transactions described herein and evidencing the due authorization, execution and delivery of this Agreement, the New Notes and each of the other Loan Documents executed in connection herewith and of the Increase, (ii) certifying that the Organizational Documents of each Borrower and Guarantor have not been amended, modified or rescinded since the Closing Date and remain in full force and effect as of the date hereof, (iii) certifying that each Borrower and Guarantor is duly formed, validly existing and in good standing under the laws of such entity’s organization, and that there is no pending or to such officer’s knowledge, threatened proceeding for dissolution, liquidation or other similar matter with respect to any Borrower or Guarantor, (iv) certifying that, before and immediately after giving effect to the Increase and this Agreement, (A) the representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Section 7.4 shall be deemed to refer to the most recent statements furnished pursuant to Section 8.4 of the Credit Agreement, (B) that there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of the Trust or FPLP or, taken as a whole, the Potomac Group since the date of the financial statements most recently delivered to the Administrative Agent pursuant to the Credit Agreement, and (C) no Default or Event of Default exists;

3

(d) an Instrument of Accession executed and delivered by each Accordion Lender;

(e) a Consent and Reaffirmation of Guaranty executed and delivered by the Trust;

(f) a Consent and Reaffirmation of Guaranty executed and delivered by each Subsidiary Guarantor;

(g) a Compliance Certificate substantially in the form of Exhibit C to the Credit Agreement;

(h) a favorable opinion of counsel to the Borrowers and Guarantors acceptable to the Administrative Agent with respect to this Agreement and the Increase reflected herein, the New Notes and each Consent and Reaffirmation of Guaranty; and

(i) payment by the Borrowers in immediately available funds of the fees agreed to in the fee letter entered into in connection with the Increase.

6. Miscellaneous Provisions.

(a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. The existence of this Agreement may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[Remainder of Page Intentionally Blank]

4

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

BORROWER: FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership

By: First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass Title: Chief Financial Officer and Executive Vice President

1400 Cavalier, LLC, a Delaware limited liability company

1441 CROSSWAYS BLVD., LLC, a Virginia limited liability company

AIRPARK PLACE, LLC, a Delaware limited liability company

FP AMMENDALE COMMERCE CENTER, LLC, a Maryland limited liability company

AQUIA TWO, LLC, a Delaware limited liability company

CROSSWAYS II LLC, a Delaware limited liability company

FPR HOLDINGS LIMITED PARTNERSHIP, a Delaware limited liability partnership

FP DAVIS DRIVE LOT 5, LLC, a Virginia limited liability company

FP PROPERTIES, LLC, a Delaware limited liability company

FP DIAMOND HILL, LLC, a Delaware limited liability company

FP CAMPOSTELLA ROAD, LLC, a Delaware limited liability company

GATEWAY HAMPTON ROADS, LLC, a Virginia limited liability company

FP GATEWAY 270, LLC, a New Jersey limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass Title: Chief Financial Officer and Executive Vice President

Signature Page to Commitment Increase Agreement

BORROWER (continued):

GATEWAY MANASSAS II, LLC, a Delaware limited liability company

FP 2550 ELLSMERE AVENUE, LLC, a Virginia limited liability company

FP GATEWAY WEST II, LLC, a Maryland limited liability company

FP GOLDENROD LANE, LLC, a Maryland limited liability company

FP GREENBRIER CIRCLE, LLC, a Virginia limited liability company

GTC I SECOND LLC, a Virginia limited liability company

FP HANOVER AB, LLC, a Virginia limited liability company

HERNDON CORPORATE CENTER, LLC, a Delaware limited liability company

LINDEN II, LLC, a Delaware limited liability company

LUCAS WAY HAMPTON, LLC, a Virginia limited liability company

FP PARK CENTRAL V, LLC, a Virginia limited liability company

FP PATRICK CENTER, LLC, a Maryland limited liability company

FP PINE GLEN, LLC, a Virginia limited liability company

RESTON BUSINESS CAMPUS, LLC, a Delaware limited liability company

FP RIVERS BEND, LLC, a Virginia limited liability company

FP 500 & 600 HP WAY, LLC, a Virginia limited liability company

FP 1408 STEPHANIE WAY, LLC, a Virginia limited liability company

FP STERLING PARK I, LLC, a Virginia limited liability company

FP STERLING PARK 6, LLC, a Virginia limited liability company

FP STERLING PARK 7, LLC, a Virginia limited liability company

FP STERLING PARK LAND, LLC, a Virginia limited liability company

VIRGINIA CENTER, LLC, a Delaware limited liability company

FP WEST PARK, LLC, a Maryland limited liability company

FP CRONRIDGE DRIVE, LLC, a Maryland limited liability company

FP GIRARD BUSINESS CENTER, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass Title: Chief Financial Officer and Executive Vice President

Signature Page to Commitment Increase Agreement

BORROWER (continued):

FP GIRARD PLACE, LLC, a Maryland limited liability company

TECHCOURT, LLC, a Virginia limited liability company

FP PARK CENTRAL I, LLC, a Virginia limited liability company

FP TRIANGLE, LLC, a Maryland limited liability company

FP 1211 CONNECTICUT AVENUE, LLC, a Delaware limited liability company

4212 TECHCOURT, LLC, a Virginia limited liability company

FP 440 1ST STREET, LLC, a Delaware limited liability company

FP ATLANTIC CORPORATE PARK, LLC, a Virginia limited liability company

FP 3 FLINT HILL, LLC, a Virginia limited liability company

FP PARK CENTRAL II, LLC, a Virginia limited liability company

INTERSTATE PLAZA HOLDING LLC, a Delaware limited liability company

ENTERPRISE CENTER I, LLC, a Delaware limited liability company

FP REDLAND TECHNOLOGY CENTER LP, a Delaware limited partnership

FP ASHBURN, LLC, a Virginia limited liability company

FP GREENBRIER TOWERS, LLC, a Virginia limited liability company

403 & 405 GLENN DRIVE, LLC, a Virginia limited liability company

AP INDIAN CREEK, LLC, a Delaware limited liability company

INDIAN CREEK INVESTORS, LLC, a Maryland limited liability company

FP NAVISTAR INVESTORS, LLC, a Maryland limited liability company

NORFOLK COMMERCE PARK LLC, a Delaware limited liability company

WINDSOR AT BATTLEFIELD, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass Title: Chief Financial Officer and Executive Vice President

Signature Page to Commitment Increase Agreement

ACCORDION LENDER:

BANK OF MONTREAL

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

Signature Page to Commitment Increase Agreement

ACCORDION LENDER:

RAYMOND JAMES BANK, FSB

By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

Signature Page to Commitment Increase Agreement

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ John Scott
	Name:	John Scott
	Title:	Vice President

Signature Page to Commitment Increase Agreement

Annex 1

Accordion Lenders

	September 30,	September 30,
Accordion Lender	Tranche B Commitment Amount (Portion of Increase)	Tranche C Commitment Amount (Portion of Increase)
Raymond James Bank, FSB	$12,500,000	$12,500,000
Bank of Montreal	$12,500,000	$12,500,000
TOTAL	$25,000,000	$25,000,000

Annex 1 to Commitment Increase Agreement

Annex 2

Schedule 2

Lenders’ Commitments

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Lender	Tranche A Commitment	Tranche A Percentage*	Tranche B Commitment	Tranche B Percentage*	Tranche C Commitment	Tranche C Percentage*	Interest Rate	Total Commitment Percentage*

KeyBank National Association Contact: John C. Scott 127 Public Square, 8th Floor Cleveland, OH 44114 Phone: (216) 689-5986 Fax: (216) 689-4997 email: john_c_scott@keybank.com	$5,000,000	8.3%	$17,500,000	20.6%	$27,500,000	34.4%	Floating	22.2%

Wells Fargo Bank National Association Contact: Alexis McGuire 1750 H Street, NW, Suite 400 Washington, DC 20006 Phone: (612) 316-0210 Fax: (866) 494-9607 email: alexis.l.mcguire@wellsfargo.com	$5,000,000	8.3%	$17,500,000	20.6%	$27,500,000	34.4%	Floating	22.2%

PNC Bank, National Association Contact: Kathleen Lorenzato 808 17th Street, NW Washington, DC 20006 Phone: (412) 768-2669 Fax: (412) 768-5754 email: kathleen.lorenzato@pnc.com	$25,000,000	41.7%	$25,000,000	29.4%	N/A	N/A	Floating	22.2%

Schedule 2, Page 1

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Lender	Tranche A Commitment	Tranche A Percentage*	Tranche B Commitment	Tranche B Percentage*	Tranche C Commitment	Tranche C Percentage*	Interest Rate	Total Commitment Percentage*

Capital One, N.A. Contact: Mary Davis 7501 Wisconsin Avenue, 12th Floor Bethesda, MD 20814 Phone: (301) 939-6951 Fax: (301) 939-6959 email: mdavis@chevychase.net email copy to : lmmjackson@chevychase.net	$25,000,000	41.7%	N/A	N/A	N/A	N/A	Floating	11.1%

Bank of Montreal Contact: Aaron Lanski Managing Director 115 S. LaSalle Street – 18W Chicago, IL 60603 Phone: Fax: email: aaron.lanski@bmo.com	N/A	N/A	$12,500,000	14.7%	$12,500,000	15.6%	Floating	11.1%

Raymond James Bank, FSB Contact: James Armstrong 710 Carillon Parkway St. Petersburg, FL 33716 Phone: (727) 567-7919 Fax: (866) 205-1396 Fax copy to: (866) 597-4002 email: james.armonstrong@raymondjames.com	N/A	N/A	$12,500,000	14.7%	$12,500,000	15.6%	Floating	11.1%

*	Percentages are rounded to one decimal place for the purposes of this Schedule 2.

Schedule 2, Page 2